Exhibit 10.17

SIXTH AMENDMENT TO THE
RAIL LINE EASEMENT AGREEMENT

THIS SIXTH AMENDMENT TO THE RAIL LINE EASEMENT AGREEMENT (the “Sixth Amendment”) is made by and among the CITY OF ORLANDO, a municipal corporation created by and existing under the laws of the State of Florida, whose address is P.O. Box 4990, 400 S. Orange Avenue, Orlando, Florida 32802-4990 (the “City”) and THE GREATER ORLANDO AVIATION AUTHORITY, a public and governmental body created as an agency of the City, existing under and by virtue of the laws of the State of Florida, whose mailing address is One Jeff Fuqua Boulevard, Orlando, Florida 32827-4399 (the “Authority”), and ALL ABOARD FLORIDA - OPERATIONS LLC, a Delaware limited liability company authorized to conduct business in Florida, whose mailing address is 2855 LeJeune Road, 4th Floor, Coral Gables, Florida, 33134 (“Rail Company”).

W I T N E S S E T H :

WHEREAS, City, Authority and Rail Company entered into that certain Rail Line Easement Agreement with an effective date of January 22, 2014 (the “Agreement”), that certain First Amendment To The Rail Line Easement Agreement with an effective date of October 3, 2014 (the “First Amendment”), that certain Second Amendment To The Rail Line Easement Agreement with an effective date of October 26, 2015 (the “Second Amendment”) that certain Third Amendment To The Rail Line Easement Agreement with an effective date of December 21, 2015 (the “Third Amendment”), that certain Fourth Amendment To The Rail Line Easement Agreement with an effective date of January 30, 2017 (the “Fourth Amendment”) and that certain Fifth Amendment to the Rail Line Easement Agreement with an effective date of December 28, 2017 (the “Fifth Amendment” and all collectively known as the “Amended Agreement”); and

WHEREAS, City, Authority and Rail Company entered into that certain Escrow Extension Agreement with an effective date of December 23, 2015 (the “Original Escrow Extension Agreement”), as amended by that certain First Amendment to Escrow Extension Agreement with an effective date of January 30, 2017 (the “First Amendment to Escrow Extension Agreement”), as further amended by that certain Second Amendment To Escrow Extension Agreement (the “Second Amendment to Escrow Extension Agreement”);

WHEREAS, the Original Escrow Extension Agreement, as amended by the First Amendment to Escrow Extension Agreement and the Second Amendment to Escrow Extension Agreement is hereinafter referred to as the Escrow Extension Agreement; and

WHEREAS, pursuant to that certain Amended and Restated Operation and Use Agreement dated August 31, 2015, the Authority controls, operates, and maintains an airport in Orange County, State of Florida, known as Orlando International Airport (hereinafter referred to as the “Airport”); and

WHEREAS, the parties desire to amend the Agreement to extend the Escrow Term (as defined in the Agreement).

City Council Meeting: 9-4-18
Item: K-5 Documentary: 180904K05

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein set forth, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby expressly acknowledged, the parties hereto covenant and agree as follows:

1.          Recitals. The foregoing recitals are true and correct and are hereby incorporated as covenants and agreements and are made a part hereof.

2.          Definitions. Capitalized terms shall have the meaning ascribed to them in the Amended Agreement.

3.          Paragraph 6: Closing Procedures. The first two sentences of Paragraph 6(b) of the Agreement are hereby deleted in their entirety and replaced with the following:

(b) The conditions to be satisfied in order to release the escrow documents are set forth in Exhibit “11” hereto (the “Escrow Conditions”). Closing Agent shall hold all Escrow Documents in escrow from the date hereof until the earlier of the following dates (the “Escrow Term”): (i) the satisfaction or waiver (any such waiver to be in the sole discretion of the waiving party) of the Escrow Conditions or (ii) December 31, 2018, as such date may be extended pursuant to the terms hereof or as may be amended by the parties in writing (the “Escrow Termination Date”). In return for the above extension, the Rail Company shall fund the Aviation Authority Owner’s Authorized Representative (“OAR”) team in an amount equal to $2,950,000.00 (“OAR Funding”). Rail Company shall pay one third of the OAR Funding to the Aviation Authority prior satisfying the Escrow Conditions and thereafter one third of the OAR Funding on the second and third anniversary of satisfaction of the Escrow Conditions.

4.          Modification. Except as expressly amended and supplemented in the Amended Agreement and in this Sixth Amendment all other terms of the Amended Agreement shall remain in full force and effect as originally executed.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have each caused this First Amendment to be executed by its authorized representative on the date so indicated below.

“GOAA”
GREATER ORLANDO AVIATION AUTHORITY
ATTEST:
		By:	/s/ Phillip N. Brown
/s/ Dayci S. Burnette-Snyder			Phillip N. Brown, A.A.E.,
Dayci S. Burnette-Snyder,			Chief Executive Officer
Assistant Secretary
Date: 6/11/, 2018

TWO WITNESSES:		APPROVED AS TO FORM AND LEGALITY this 15th day of June, 2018, for the use and reliance by the GREATER ORLANDO AVIATION AUTHORITY, only.

/s/ Jinilun Park
Printed Name:	Jinilun Park

/s/ Milagra Fizagosa		Marchena and Graham, P.A., Counsel.
Printed Name:	Milagro Fizagosa
		By:	/s/ Marchena and Graham, P.A.
Marchena and Graham, P.A.

STATE OF FLORIDA
COUNTY OF ORANGE

Before me, the undersigned authority, duly authorized under the laws of the State of Florida to take acknowledgments, this day personally appeared Phillip Brown and Dayci S. Burnette-Snyder respectively Chief Executive Officer and Deputy Director of the Greater Orlando Aviation Authority, who are personally known to me to be the individuals and officers described in and who executed the foregoing instrument on behalf of said Greater Orlando Aviation Authority, and severally acknowledged the execution thereof to be their free act and deed as such officers and that they were duly authorized so to do.

In witness whereof, I have hereunto set my hand and official seal at Orlando, in the County of Orange, State of Florida, this 11 day of June, 2018.

/s/ Alba L. Bueno
My commission expires:	Notary Public

July 19, 2019	NOTARY PUBLIC STATE OF FLORIDA	ALBA L. BUENO Notary Public - State of Florida Commission # FF 901067 My Comm. Expires Jul 19, 2019 Bonded through National Notary Assn.

Brightline Trains LLC Fka
ALL ABOARD FLORIDA - OPERATIONS LLC

ATTEST:	By:	/s/ Kolleen Cobb

Printed Name:	Printed Name:	Kolleen Cobb

Title:	Title:	Vice President

Date: May 31st, 2018

TWO WITNESSES:

/s/ Brianna Hernandez
Printed Name:	Brianna Hernandez

/s/ Maria V. Rincon
Printed Name:	/s/ Maria V. Rincon

STATE OF FLORIDA	)
COUNTY OF MIAMI-DADE	)

The foregoing instrument was acknowledged before me this 31st day of May, 2018 by Kolleen Cobb, as Vice President of All Aboard Florida – Operations LLC, a Delaware limited liability company, on behalf of the limited liability company. He/She is personally known to me or produced a valid driver’s license as identification.

BRIANNA CARI HERNANDEZ
NOTARY PUBLIC	State of Florida-Notary Public	/s/ Brianna Hernandez
STATE OF FLORIDA	Commission # GG 184603	Notary Public
	My Commission Expires	Print name:	Brianna Hernandez
February 11, 2022
My commission expires:

CITY OF ORLANDO, FLORIDA, a Florida municipal corporation
ATTEST:
By:	/s/ Denise Aldridge	By:	/s/ Regina I. Hill
Printed Name:	Denise Aldridge	Printed Name:	Regina I. Hill
Title:	City Clerk	Title:	Mayor Pro Tem

[Official Seal]		Date:	September 4, 2018

TWO WITNESSES:		APPROVED AS TO FORM AND LEGALITY FOR THE USE AND RELIANCE OF THE CITY OF ORLANDO, ONLY, THIS 4 DAY OF September, 2018.

/s/ Elizabeth Davidson
Printed Name:	Elizabeth Davidson

/s/ Lesley Smith		By:	/s/ Roy Payne
Printed Name:	Lesley Smith	Title:	Chief Asst. City Attorney
		Printed Name:	Roy Payne

City Council Meeting: 9-4-18
Item: K-5 Documentary: 180904K05